SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2004

SPARTAN MOTORS, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-13611 (Commission File Number)	38-2078923 (IRS Employer Identification no.)

1165 Reynolds Road Charlotte, Michigan (Address of principal executive offices)	48813 (Zip Code)

Registrant's telephone number,
including area code:  (517) 543-6400

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press Release dated May 19, 2004.

Item 9.	Regulation FD Disclosure.

                    On May 19, 2004, Spartan Motors, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. This Report and the Exhibit are furnished to, and not filed with, the Commission.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTAN MOTORS, INC.

Date: May 19, 2004	By /s/ James W. Knapp
James W. Knapp Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Spartan Motors, Inc. Press Release dated May 19, 2004.